ALLIANCE
                             ----------------------
                                VARIABLE PRODUCTS
                             ----------------------
                                   SERIES FUND
                             ----------------------
                                ALLIANCEBERNSTEIN
                             ----------------------
                             REAL ESTATE INVESTMENT
                             ----------------------
                                    PORTFOLIO
                             ----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 22, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                     Total Returns
                                                                        Since
                                           1 Year       5 Years       Inception*
AllianceBernstein
Real Estate
Investment
Portfolio                                   2.60%        2.03%          5.34%

S&P 500 Stock
Index                                     -22.09%       -0.58%          3.41%

NAREIT Equity
Index                                       3.82%        3.30%          5.84%

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 1/9/97.

      The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Real Estate Investment Portfolio.

After bucking the severe downtrend suffered by the U.S. equity market for the past two years, the real estate investment trust (REIT) benchmark, the NAREIT Equity Index, posted a return of 3.82% for the 12-month period ended December 31, 2002. These results continue to stand out from the dismal results of the broader U.S. equity market, as measured by the S&P 500 Stock Index, which has declined by 22.09% for the annual period under review. Real estate fundamentals tend to lag the overall economic cycle, albeit with less violent swings due to the longer term nature of lease based revenues and the inherent stability of the tangible value of commercial real estate. Essentially, the recession caught up with real estate in the most recent period under review.

The Portfolio, too, performed well relative to the overall stock market for the period under review. However, the Portfolio's performance lagged that of its real estate benchmark, the NAREIT Equity Index, for 12-month period ended December 31, 2002. The Portfolio's security selection, oriented toward healthier property markets, was unable to generate sufficient above-average growth in this relatively weak period to offset below market dividend yields and the fee load of the Portfolio. The Portfolio benefited from its high exposure to retail property companies, the best performing sector of the REIT market, and from its specific stock selection among office, industrial and apartment companies. The Portfolio suffered from too high of an exposure to lodging companies in the face of a delayed onset to an economic recovery.

MARKET OVERVIEW

The decline of REIT prices during the past six months was brought about by the sudden realization that there has been slow yet steady erosion in property market fundamentals. As always, the balance between supply and demand for space drives real estate market fundamentals. Although supply growth has been constrained throughout the past cycle, demand has faltered as the country's economic malaise has continued. As a result, earnings growth expectations for most real estate companies have withered. We entered this year expecting a modest level of cash flow growth--4% for the REIT industry. We now expect that this will be a flat to slightly negative year. Worse yet, there is no consensus for growth in 2003. This uncertainty undercuts market pricing because real estate typically is seen as a safe haven in times of turmoil. As the recession has lengthened, this haven seems less safe than it has previously appeared.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

Of course, some sectors and regions have performed better than others in this downturn. Bright spots include retail, industrial and downtown office. Retail activity has remained robust as the U.S. consumer has continued to spend. Industrial properties are perceived to be early beneficiaries of an economic recovery. Downtown office has remained solid because lease terms are among the longest in the industry, and select large markets (like New York and Washington) have been the beneficiaries of specific supply/demand drivers. Weakness has been most pronounced in suburban office, apartments and hotels. Suburban office demand has been driven by many of the industries most affected by the recession and is relatively easy to build. Apartment demand has suffered from both job loss and the relative affordability of home ownership, driven by low interest rates. Hotels have suffered from significant declines in business travel and the dour consumer mood.

INVESTMENT ACTIVITY

In anticipation of these trends, we increased the Portfolio's exposure to retail and industrial properties at the expense of suburban office and apartments earlier in the year. We continued adding to retail and subtracting from residential properties in recent months as the underlying drivers of these decisions remain in place. We have stopped adjusting the Portfolio's industrial and suburban office exposures, however, because share prices accurately appear to reflect the near-term prospects for these sectors. Indeed, we have begun adding to the Portfolio's hotel exposure because prices appear to reflect a worst case operating environment. We have also begun to reduce the Portfolio's exposure to New York City office companies because their valuations do not reflect their operating challenges.

Some of these changes have helped us in the short run, while others have hurt. As previously mentioned, the Portfolio benefited from its exposure to retail and from its stock selection within the sector. The Portfolio's additions to hotels hurt modestly, but our selection of hotel companies with high quality urban exposure intensified the pain. We expect that this hotel exposure will help the Portfolio in the long-term, but clearly we appear to have gone too far and too fast in this volatile sector.

As part of the Portfolio's ongoing evolution, we added two new holdings in the past six months, and we eliminated one pre-existing investment. The new holdings are Starwood Hotels and Cousins Properties. Starwood is among the largest hotel owners in the world. We believe its portfolio of high quality brands and properties will perform well once the U.S. and global economy return to growth. Frankly, we are unsure when this will occur, but we were willing to add Starwood at its current price because it trades at a substantial discount to the value of its properties (assuming a poor operating environment), and its balance sheet is among the strongest in the hotel business.

Cousins Properties is a premier owner and developer of both office and retail properties. The company traditionally has traded at a premium to other REITs, reflecting its highly lucrative development expertise. However, as property development cooled in recent years, the company's premium valuation faded as well. As markets improve from their current woeful state, Cousins' development business should add significant value, and its shares should outperform other REITs.

We recently eliminated the Portfolio's investment in Brookfield Properties because it appeared fully priced. Brookfield is a large owner of office properties in lower Manhattan, among other markets. Its share price was severely depressed after the events of September 11. However, its price fully recovered in the intervening year. In fact, we exited the Portfolio's position at prices above Brookfield's pre-September 11 price in spite of the dislocation in its largest market.

MARKET OUTLOOK

Overall, we believe that the Portfolio is well positioned for the current period of uncertainty. The timing of the anticipated economic rebound remains difficult to predict. The companies in the Portfolio, on average, have greater financial strength and more secure dividends than their peers. They are also slightly cheaper, on average, and should experience slightly higher growth in cash flow than the REIT market overall. However, we are reticent to take on any large exposures by sector or geography. We anticipate that portfolio turnover, which has been higher than normal, will remain elevated as we seek to maximize value in these turbulent times.

In conclusion, REITs have provided investors with extraordinary benefits over the past few years. They have dramatically exceeded returns posted by other investments and moderated overall portfolio volatility. We do not believe that REITs will continue to produce outsized returns. Given today's valuations, dividend yields, and

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

operating environment, we expect the sector to produce modest returns over the next few years. We think these returns will be competitive with other investment alternatives. However, we do continue to expect REITs to provide outsized benefits from the standpoint of risk reduction. We believe that this combination of characteristics merits your continued attention.

We appreciate your investment in AllianceBernstein Real Estate Investment Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Daniel G. Pine

Daniel G. Pine
Vice President and Portfolio Manager


/s/ David A. Kruth

David A. Kruth
Vice President and Portfolio Manager

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
1/31/97*-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

AllianceBernstein Real Estate Investment Portfolio:     $13,647
NAREIT Equity Index:                                    $13,990
S&P 500 Stock Index:                                    $12,953


                AllianceBernstein Real Estate             S&P 500
                    Investment Portfolio                Stock Index
1/31/97*                   $10,000                        $10,000
12/31/97                   $12,340                        $13,335
12/31/98                   $ 9,987                        $17,149
12/31/99                   $ 9,476                        $20,755
12/31/00                   $12,006                        $18,866
12/31/01                   $13,301                        $16,625
12/31/02                   $13,647                        $12,953


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 1/31/97* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-value-weighted index based upon the last closing price of the month for the tax qualified real estate investment trusts listed on the NYSE, AMEX and the NASDAQ. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Real Estate Investment Portfolio.

--------------------------------------------------------------------------------

*     Since closest month-end after Portfolio's inception date of 1/9/97.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
                                                                      PERCENT OF
COMPANY                                         U.S. $ VALUE          NET ASSETS
--------------------------------------------------------------------------------
ProLogis Trust                                  $ 3,875,615              5.8%
--------------------------------------------------------------------------------
Vornado Realty Trust                              3,705,120              5.6
--------------------------------------------------------------------------------
Simon Property Group, Inc.                        3,682,967              5.5
--------------------------------------------------------------------------------
Equity Office Properties Trust                    3,505,443              5.3
--------------------------------------------------------------------------------
General Growth Properties, Inc.                   3,333,200              5.0
--------------------------------------------------------------------------------
Developers Diversified Realty Corp.               3,050,013              4.6
--------------------------------------------------------------------------------
Apartment Investment & Management Co.             2,990,904              4.5
--------------------------------------------------------------------------------
Boston Properties, Inc.                           2,830,848              4.2
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                            2,457,330              3.7
--------------------------------------------------------------------------------
Host Marriott Corp.                               2,379,765              3.5
                                                -----------             ----
--------------------------------------------------------------------------------
                                                $31,811,205             47.7%
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                              Shares         U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-95.3%
REAL ESTATE INVESTMENT
    TRUSTS-95.3%
OFFICE-20.0%
Alexandria Real Estate
    Equities, Inc. .........................          36,100       $   1,537,860
Boston Properties, Inc. ....................          76,800           2,830,848
Corporate Office Properties
    Trust...................................          60,100             843,203
Cousins Properties, Inc. ...................          20,500             506,350
Equity Office Properties Trust..............         140,330           3,505,443
Mack-Cali Realty Corp. .....................          81,100           2,457,330
SL Green Realty Corp. ......................          53,400           1,687,440
                                                                    ------------
                                                                      13,368,474
                                                                    ------------
REGIONAL MALLS-19.5%
General Growth Properties,
    Inc. ...................................          64,100           3,333,200
Macerich Co. ...............................          50,800           1,562,100
Mills Corp. ................................          74,500           2,185,830
Rouse Co. ..................................          70,800           2,244,360
Simon Property Group, Inc. .................         108,100           3,682,967
                                                                    ------------
                                                                      13,008,457
                                                                    ------------
APARTMENTS-16.9%
Apartment Investment &
    Management Co. .........................          79,800           2,990,904
Archstone Communities Trust.................          28,100             661,474
Avalon Bay Communities,
    Inc. ...................................          16,700             653,638
Camden Property Trust.......................          60,400           1,993,200
Equity Residential Properties
    Trust...................................          69,700           1,713,226
Essex Property Trust, Inc. .................          19,300             981,405
Gables Residential Trust ...................          12,700             316,611
United Dominion Realty Trust,
    Inc. ...................................         118,200           1,933,752
                                                                    ------------
                                                                      11,244,210
                                                                    ------------
SHOPPING CENTERS-11.0%
Developers Diversified Realty
    Corp. ..................................         138,700           3,050,013
Equity One, Inc. ...........................          49,700             663,495
Heritage Property Investment
    Trust...................................          33,500             836,495
Kimco Realty Corp. .........................          36,900           1,130,616
Pan Pacific Retail Properties,
    Inc. ...................................          45,900           1,676,727
                                                                    ------------
                                                                       7,357,346
                                                                    ------------

                                                   Shares or
                                                   Principal
                                                    Amount
Company                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
DIVERSIFIED-9.1%
iStar Financial, Inc. ......................          66,000      $    1,851,300
U.S. Restaurant Properties,
    Inc. ...................................          34,300             482,944
Vornado Realty Trust........................          99,600           3,705,120
                                                                    ------------
                                                                       6,039,364
                                                                    ------------
WAREHOUSE &
    INDUSTRIAL-8.3%
AMB Property Corp. .........................          48,900           1,337,904
Keystone Property Trust.....................          20,000             339,400
ProLogis Trust..............................         154,100           3,875,615
                                                                    ------------
                                                                       5,552,919
                                                                    ------------
HOSPITALITY-6.3%
Host Marriott Corp. ........................         268,900           2,379,765
MeriStar Hospitality Corp. .................         113,500             749,100
Starwood Hotels & Resorts
    Worldwide, Inc. ........................          44,200           1,049,308
                                                                    ------------
                                                                       4,178,173
                                                                    ------------
OFFICE - INDUSTRIAL
    MIX-1.8%
Duke-Weeks Realty Corp. ....................          39,200             997,640
Mission West Properties, Inc. ..............          20,900             206,910
                                                                    ------------
                                                                       1,204,550
                                                                    ------------
HEALTHCARE-1.4%
Senior Housing Properties
    Trust...................................          85,600             908,216
                                                                    ------------
STORAGE-1.0%
Public Storage, Inc. .......................          20,800             672,048
                                                                    ------------
Total Common Stocks
    (cost $61,772,454)......................                          63,533,757
                                                                    ------------
SHORT-TERM
    INVESTMENT-4.3%
TIME DEPOSIT-4.3%
State Street Euro Dollar
    0.75%, 1/02/03
    (cost $2,912,000).......................          $2,912           2,912,000
                                                                    ------------
TOTAL
    INVESTMENTS-99.6%
               (cost $64,684,454)...........                          66,445,757
Other assets less
    liabilities (a)-0.4%....................                             242,054
                                                                    ------------
NET ASSETS-100%.............................                      $   66,687,811
                                                                  ==============

--------------------------------------------------------------------------------

(a) Includes cash collateral received of $13,175,700 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                             Current
                                              Yield       Shares        Value
                                             -------    ----------   -----------

      UBS Private Money Market Fund, LLC       1.46%    13,175,700   $13,175,700

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
    Investments in securities, at value (cost $64,684,454) ...   $ 66,445,757(a)
    Cash .....................................................            411
    Collateral held for securities loaned ....................     13,175,700
    Dividends and interest receivable ........................        353,135
    Receivable for capital stock sold ........................         29,394
                                                                 ------------
    Total assets .............................................     80,004,397
                                                                 ------------
LIABILITIES
    Payable for collateral received on securities loaned .....     13,175,700
    Advisory fee payable .....................................         50,217
    Payable for capital stock redeemed .......................         48,840
    Accrued expenses .........................................         41,829
                                                                 ------------
    Total liabilities ........................................     13,316,586
                                                                 ------------
NET ASSETS ...................................................   $ 66,687,811
                                                                 ============
COMPOSITION OF NET ASSETS
    Capital stock, at par ....................................   $      5,793
    Additional paid-in capital ...............................     65,286,225
    Undistributed net investment income ......................      2,148,048
    Accumulated net realized loss on investment transactions .     (2,513,558)
    Net unrealized appreciation of investments ...............      1,761,303
                                                                 ------------
                                                                 $ 66,687,811
                                                                 ============
Class A Shares
    Net assets ...............................................   $ 50,061,868
                                                                 ============
    Shares of capital stock outstanding ......................      4,345,208
                                                                 ============
    Net asset value per share ................................   $      11.52
                                                                 ============
Class B Shares
    Net assets ...............................................   $ 16,625,943
                                                                 ============
    Shares of capital stock outstanding ......................      1,447,772
                                                                 ============
    Net asset value per share ................................   $      11.48
                                                                 ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $12,822,201 (see Note F).

      See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $597) ...................   $ 2,764,509
    Interest ............................................................        42,191
                                                                            -----------
    Total investment income .............................................     2,806,700
                                                                            -----------
EXPENSES
    Advisory fee ........................................................       531,703
    Distribution fee -- Class B .........................................        27,569
    Custodian ...........................................................        87,478
    Administrative ......................................................        69,000
    Audit and legal .....................................................        34,561
    Printing ............................................................        29,666
    Directors' fees and expenses ........................................         1,001
    Transfer agency .....................................................           947
    Miscellaneous .......................................................         6,095
                                                                            -----------
    Total expenses ......................................................       788,020
    Less: expenses waived and reimbursed (see Note B) ...................      (136,143)
                                                                            -----------
    Net expenses ........................................................       651,877
                                                                            -----------
    Net investment income ...............................................     2,154,823
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain on investment transactions ........................       476,004
    Net change in unrealized appreciation/depreciation of investments ...    (2,254,224)
                                                                            -----------
    Net loss on investment transactions .................................    (1,778,220)
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................   $   376,603
                                                                            ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                            Year Ended       Year Ended
                                                                           December 31,     December 31,
                                                                               2002             2001
                                                                           ============     ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income ..............................................   $  2,154,823     $  1,481,153
    Net realized gain on investment transactions .......................        476,004        1,050,213
    Net change in unrealized appreciation/depreciation of investments ..     (2,254,224))      1,105,956
                                                                           ------------     ------------
    Net increase in net assets from operations .........................        376,603        3,637,322
DIVIDENDS TO SHAREHOLDERS FROM
    Net investment income
        Class A ........................................................     (1,214,672)      (1,103,352)
        Class B ........................................................       (261,464)         (17,267)
CAPITAL STOCK TRANSACTIONS
    Net increase .......................................................     22,767,853       13,378,495
                                                                           ------------     ------------
    Total increase .....................................................     21,668,320       15,895,198
NET ASSETS
    Beginning of period ................................................     45,019,491       29,124,293
                                                                           ------------     ------------
    End of period (including undistributed net investment income of
      $2,148,048 and $1,470,476, respectively) .........................   $ 66,687,811     $ 45,019,491
                                                                           ============     ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio was formerly known as Alliance Real Estate Investment Portfolio. The Portfolio's investment objective is to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. Dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

                                          Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of .90 of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $67,143.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $113,189 of which $1,365 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser. at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------
NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations .................................      $ 41,263,520
U.S. government and agencies ................................                -0-
Sales:
Stocks and debt obligations .................................      $ 17,702,192
U.S. government and agencies ................................                -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $65,106,262 Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation ...............................      $  4,383,063
Gross unrealized depreciation ...............................        (3,043,568)
                                                                   ------------
Net unrealized appreciation .................................      $  1,339,495
                                                                   ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase

                                          Alliance Variable Products Series Fund
================================================================================

transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                      2002           2001
                                                  ===========    ===========
Distributions paid from:
    Ordinary income ...........................   $ 1,476,136    $ 1,120,619
                                                  -----------    -----------
Total taxable distributions ...................     1,476,136      1,120,619
                                                  -----------    -----------
Total distributions paid ......................   $ 1,476,136    $ 1,120,619
                                                  ===========    ===========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .................                  $ 2,148,048
Accumulated capital and other losses ..........                   (2,091,750)(a)
Unrealized appreciation/(depreciation) ........                    1,339,495(b)
                                                                 -----------
Total accumulated earnings/(deficit) ..........                  $ 1,395,793
                                                                 ===========

--------------------------------------------------------------------------------

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $2,091,750 all of which will expire in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, $668,996 of the capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $12,822,201 and received cash collateral of $13,175,700 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $12,558 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                         -------------------------------       -------------------------------
                                                     Shares                                Amount
                                         -------------------------------       -------------------------------
                                          Year Ended         Year Ended         Year Ended         Year Ended
                                         December 31,       December 31,       December 31,       December 31,
                                             2002               2001               2002               2001
                                         ============       ============       ============       ============
Class A
Shares sold .........................       1,922,848          1,298,132       $ 23,123,145       $ 14,308,595
Shares issued in reinvestment of
    dividends .......................          98,117            100,947          1,214,672          1,103,352
Shares redeemed .....................      (1,102,589)          (680,521)       (12,832,176)        (7,434,272)
                                         ------------       ------------       ------------       ------------
Net increase ........................         918,376            718,558       $ 11,505,641       $  7,977,675
                                         ============       ============       ============       ============

                                          Year Ended       April 24, 2001*      Year Ended      April 24, 2001*
                                         December 31,      to December 31,     December 31,     to December 31,
                                             2002               2001               2002              2001
                                         ============      ===============     ============     ===============
Class B
Shares sold .........................         968,508            488,395       $ 11,339,429       $  5,408,416
Shares issued in reinvestment of
    dividends .......................          21,171              1,580            261,464             17,267
Shares redeemed .....................         (29,692)            (2,190)          (338,681)           (24,863)
                                         ------------       ------------       ------------       ------------
Net increase ........................         959,987            487,785       $ 11,262,212       $  5,400,820
                                         ============       ============       ============       ============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

*     Commencement of distribution.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            ---------------------------------------------------
                                                                                 Class A
                                                            ---------------------------------------------------
                                                                          Year Ended December 31,
                                                            ===================================================
                                                              2002       2001       2000       1999       1998
                                                            =======    =======    =======    =======    =======
Net asset value, beginning of period ...................    $ 11.50    $ 10.75    $  8.87    $  9.78    $ 12.34
                                                            -------    -------    -------    -------    -------
Income From Investment Operations
Net investment income (a)(b) ...........................        .44        .47        .48        .56        .54
Net realized and unrealized gain (loss)
    on investment transactions .........................       (.12)       .67       1.84      (1.01)     (2.87)
                                                            -------    -------    -------    -------    -------
Net increase (decrease) in net asset
value from operations ..................................        .32       1.14       2.32       (.45)     (2.33)
                                                            -------    -------    -------    -------    -------
Less: Dividends and Distributions
Dividends from net investment income ...................       (.30)      (.39)      (.44)      (.46)      (.16)
Distributions from net realized gains on investment
    transactions .......................................         -0-        -0-        -0-        -0-      (.07)
                                                            -------    -------    -------    -------    -------
Total dividends and distributions ......................       (.30)      (.39)      (.44)      (.46)      (.23)
                                                            -------    -------    -------    -------    -------
Net asset value, end of period .........................    $ 11.52    $ 11.50    $ 10.75    $  8.87    $  9.78
                                                            =======    =======    =======    =======    =======
Total Return
Total investment return based on net
    asset value (c) ....................................       2.60%     10.79%     26.69%     (5.11)%   (19.07)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............    $50,062    $39,417    $29,124    $17,852    $17,080
Ratio to average net assets of:
    Expenses, net of waivers and
      reimbursements ...................................       1.06%       .95%       .95%       .95%       .95%
    Expenses, before waivers and
      reimbursements ...................................       1.29%      1.39%      1.67%      1.72%      1.77%
    Net investment income (a) ..........................       3.70%      4.32%      4.87%      5.96%      4.98%
Portfolio turnover rate ................................         31%        33%        25%        37%        27%

--------------------------------------------------------------------------------

See footnote summary on page 16.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         ----------------------------------
                                                                                      Class B
                                                                         ----------------------------------
                                                                                          April 24, 2001(d)
                                                                            Year Ended           to
                                                                           December 31,      December 31,
                                                                               2002             2001
                                                                         ================ =================
Net asset value, beginning of period ...................................     $  11.49         $  10.46
                                                                             --------         --------
Income From Investment Operations
Net investment income (a)(b) ...........................................          .40              .31
Net realized and unrealized gain (loss) on investment transactions .....         (.11)            1.11
                                                                             --------         --------
Net increase in net asset value from operations ........................          .29             1.42
                                                                             --------         --------
Less: Dividends
Dividends from net investment income ...................................         (.30)            (.39)
                                                                             --------         --------
Total dividends ........................................................         (.30)            (.39)
                                                                             --------         --------
Net asset value, end of period .........................................     $  11.48         $  11.49
                                                                             --------         --------
Total Return
Total investment return based on net asset value (c) ...................         2.31%           13.77%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............................     $ 16,626         $  5,603
Ratio to average net assets of:
    Expenses, net of waivers and reimbursements ........................         1.31%            1.20%(e)
    Expenses, before waivers and reimbursements ........................         1.52%            1.84%(e)
    Net investment income (a) ..........................................         3.43%            4.40%(e)
Portfolio turnover rate ................................................           31%              33%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================
To the Shareholders and Board of Directors
AllianceBernstein Real Estate Investment Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Real Estate Investment Portfolio (the "Portfolio"), (one of the Portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 3, 2003

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                                PORTFOLIOS
                                                                                                  IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                     PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                          OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa,** 57                         President, Chief Operating Officer and                 114                None
1345 Avenue of the Americas                  a Director of Alliance Capital Management
New York, NY 10105                           Corporation ("ACMC"), with which he has
(13)                                         been associated since prior to 1998.


DISINTERESTED DIRECTORS

Ruth Block, #+, 72                           Formerly an Executive Vice President and               93                 None
P.O. Box 4623                                Chief Insurance Officer of The Equitable
Stamford, CT 06903                           Life Assurance Society of the United States;
(11)                                         Chairman and Chief Executive Officer of
                                             Evlico; formerly a Director of Avon, BP
                                             Amoco Corporation (oil and gas), Ecolab
                                             Incorporated (specialty chemicals), Tandem
                                             Financial Group, and Donaldson Lufkin &
                                             Jenrette Securities Corporation.

David H. Dievler, #+, 73                     Independent consultant. Until December                 98                 None
P.O. Box 167                                 1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762                        responsible  for mutual fund administration.
(13)                                         Prior to joining ACMC in 1984 he was Chief
                                             Financial Officer of Eberstadt Asset
                                             Management since 1968.  Prior to that he was
                                             a Senior Manager at Price Waterhouse & Co.
                                             Member of American Institute of Certified
                                             Public Accountants since 1953.

John H. Dobkin, #+, 60                       Consultant. He was formerly a Senior Advisor           94                 None
P.O. Box 12                                  from June 1999 - June 2000 and President
Annandale, NY 12504                          of Historic Hudson Valley (December 1989 -
(11)                                         May 1999). Previously, Director of the National
                                             Academy of Design and during 1988-92, he
                                             was Director and Chairman of the Audit
                                             Committee of ACMC.

William H. Foulk, Jr., #+, 70                Investment adviser and an independent                  110                None
Suite 100                                    consultant. He was formerly Senior
2 Soundview Drive                            Manager of Barrett Associates, Inc., a
Greenwich, CT 06830                          registered investment adviser, with  which
(13)                                         he had been associated since prior to 1998.
                                             He was formerly Deputy Comptroller of
                                             the State of New York and, prior thereto,
                                             Chief Investment Officer of the New York
                                             Bank for Savings.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

                                                                                                PORTFOLIOS
                                                                                                  IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                     PRINCIPAL                              COMPLEX         DIRECTORSHIPS
       ADDRESS,                                          OCCUPATION(S)                          OVERSEEN BY          HELD BY
 (YEARS OF SERVICE*)                                  DURING PAST 5 YEARS                        DIRECTOR            DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63                   Senior Counsel of the law firm of Cahill               93              Placer Dome Inc.
15 St. Bernard's Road                        Gordon & Reindel since February 2001
Gladstone, NJ 07934                          and a partner of that firm for more than
(11)                                         twenty-five years prior thereto. He is
                                             President and Chief Executive Officer of
                                             Wenonah Development Company
                                             (investments) and a Director of Placer
                                             Dome Inc. (mining).

Donald J. Robinson, #+, 68                   Senior Counsel to the law firm of Orrick,              92                    None
98 Hell's Peak Road                          Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                             Formerly a senior partner and a member of
(7)                                          the Executive Committee of that firm.
                                             He was also a member and Chairman of
                                             the Municipal Securities Rulemaking
                                             Board and Trustee of the Museum of the
                                             City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

ALLIANCEBERNSTEIN
REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                 POSITION(S) HELD                       PRINCIPAL OCCUPATION
      AND AGE                        WITH FUND                           DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------
John D. Carifa, 57              Chairman & President        See biography above.

David A. Kruth, 39              Vice President              Vice President of ACMC, with which he has been
                                                            associated since 1998.

Daniel G. Pine, 51              Vice President              Senior Vice President of ACMC, with which he has
                                                            been associated since prior to 1998.

Edmund P. Bergan, Jr., 52       Secretary                   Senior Vice President and the General Counsel of
                                                            Alliance Fund Distributors, Inc. ("AFD") and
                                                            Alliance Global Investor Services Inc. ("AGIS"),
                                                            with which he has been associated since prior to
                                                            1998.

Mark D. Gersten, 52             Treasurer and Chief         Senior Vice President of AGIS and Vice President
                                Financial Officer           of AFD, with which he has been associated since
                                                            prior to 1998.

Thomas R. Manley, 51            Controller                  Vice President of ACMC, with which he has been
                                                            associated since prior to 1998.

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*     The address for each of the Fund's Officers is 1345 Avenue of the
      Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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